UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2025

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On November 14, 2025, the board of directors (the “Board”) of ThredUp Inc. (the “Company”) appointed Kelly Bodnar Battles to the Board as a Class II director, effective as of December 1, 2025. The Board also elected Ms. Battles to serve as chair of the Audit Committee of the Board, effective as of December 1, 2025 and determined that she is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended).

As a non-employee director, Ms. Battles will be compensated for her services in the manner described in the Company’s current Non-Employee Director Compensation Policy, as described under “Corporate-Governance—Non-Employee Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2025 (the “Proxy Statement”) and filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-253834), filed with the SEC on March 3, 2021 (the “Registration Statement”). The Company has also entered into its standard form of Indemnification Agreement as described under “Certain Relationships and Related Party Transactions—Liability and Indemnification of Officers and Directors” in the Proxy Statement and filed as Exhibit 10.1 to the Registration Statement with Ms. Battles in connection with her appointment to the Board.

There are no arrangements or understandings between Ms. Battles, on the one hand, and any other persons, on the other hand, pursuant to which Ms. Battles was selected as a director. Ms. Battles has no family relationship with any director or executive officer of the Company. Furthermore, there are no transactions between Ms. Battles and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On November 17, 2025, the Company issued a press release announcing the appointment of Ms. Battles to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025	THREDUP INC.

	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer
(Principal Financial and Accounting Officer)